HYPERION 2005
INVESTMENT
GRADE
OPPORTUNITY
TERM TRUST

Semi Annual Report

June 30, 2001

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------




                                                             August 15, 2001

Dear Shareholder:

We welcome this opportunity to provide you with information about the Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") for its semi-annual period ended June 30, 2001, and to present our outlook for the remainder of the Trust's fiscal year. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTO".

Description of the Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in investment grade securities and to attempt to return $10.00 per share (the initial public offering price per share) to investors on, or shortly before, November 30, 2005. The Trust pursues these objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS"), issued or guaranteed by either the U.S. Government or one of its agencies or instrumentalities, or rated "investment grade" by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.) at the time of the investment. No assurance can be given that the Trust's investment objectives will be achieved.

Market Environment

The Federal Reserve lowered the Federal Funds rate by 2.75% during the first six months of 2001--an unprecedented pace of easing during the Greenspan era. The quickness of adjustment reflects the Federal Reserve's perception that the risk of recession has been high. Interestingly, during this period of Federal Reserve easing, while yields on shorter maturity fixed income securities declined, yields on longer-maturity securities have increased. In the first half of 2001, the yield on the 2-year Treasury fell by 0.87%, while the yield on the 10-year Treasury increased by 0.28%. (The 5-year Treasury split the difference, falling in yield by 0.05%.) In past economic cycles, longer maturity yields have led turning points in monetary policy and economic growth. We believe that this will hold true again and, in spite of a dip in interest rates in late July, we feel the Federal Reserve may be near the end of this easing cycle.

Over the past few months, the equity markets have stabilized, corporate yield spreads have narrowed, and the yield curve has steepened. These market signals all support the notion that the Federal Reserve easing undertaken so far in 2001 represents the majority of the monetary policy stimulus needed to move the economy forward, especially with tax rebates arriving in American taxpayer mailboxes this summer.

Monetary and fiscal stimulus should combine to re-accelerate the economy by the Fourth Quarter of this year. As a result, we believe that the low points in intermediate-term and long-term interest rates are behind us, and that we will see higher interest rates by year-end.

Yield spreads on corporate bonds generally improved during the first half of 2001, as the market responded to the Federal Reserve's determination to stave off a recession. During this period, the 5-year and 10-year Interest Rate Swap spreads tightened by 0.14% and 0.15%, respectively. Agency MBS, responding to increased prepayment risk, generally lagged Interest Rate Swaps, while new Agency MBS underperformed on a yield spread basis by 0.05% to 0.15%.

MBS rated below AAA (credit MBS), undeterred by prepayment risk, performed very well in the first half of 2001. This reflected both the prospect of improving credit fundamentals, and the fact that real estate and real estate-related securities have been among the strongest performing sectors of the economy during the current slowdown. AA rated 6.50% coupon residential MBS tightened in yield spread versus Treasuries by 0.30%, while new AA rated commercial MBS tightened by 0.13%.

Along with our forecast of renewed economic strength, we anticipate that yield-enhanced sectors will continue to perform relatively well in the second half of the year--although expected rising interest rates will likely cause fixed income returns in general to be lower than they have been in the past twelve months. Looking ahead, we believe that the strong performance of yield-enhanced sectors will continue until the market believes that the Federal Reserve will begin to raise rates, which probably will not occur until 2002.

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--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------


Portfolio Strategy

Investment strategy for the Trust in the first half of 2001 has emphasized three broad themes: (1) reduce post-2005 maturity exposure; (2) reduce reinvestment risk in the 2003 to 2005 period; and (3) lock in leverage costs at current low interest rate levels.

We have taken advantage of lower interest rates to reduce the portfolio's interest rate risk exposure to securities that have maturities after 2005. This has been accomplished primarily through the use of "pay-fixed" Interest Rate Swaps, which act to hedge the interest rate risk of longer maturity securities in the portfolio. While this hedge involves some reduction of the portfolio's current yield, we believe that it will enhance performance in the long run if interest rates rise.

We have also sought to reduce reinvestment risk in the 2003 to 2005 period. We have done so by selling Agency Planned Amortization Class Collateralized Mortgage Obligations ("PAC CMOs") with 2-year to 3-year maturities in favor of those with 5-year to 6-year maturities. Because of the steep yield curve, this reallocation serves to enhance yield. Agency PAC CMOs represented 33% of total portfolio assets on June 30, 2001.

In the current low interest rate environment, we have acted to hedge potential increases in leverage costs for up to three years, also through the use of "pay-fixed" Interest Rate Swaps. This strategy should enhance returns if the Federal Reserve tightens significantly in the 2002 to 2003 period, but will reduce portfolio yield if the Federal Reserve keeps rates very low for an extended period of time. The portfolio's use of leverage was fairly constant, moving from 45% of net assets and 31% of total assets on December 31, 2000, to 43% of net assets and 30% of total assets on June 30, 2001.

The overall effect of our strategy has been to significantly reduce portfolio duration. As of June 30, 2001, the Trust was being managed with an average duration of 3.2 years as measured on a net assets basis, while the duration of gross assets was 3.6 years. (Duration measures a bond portfolio's price sensitivity to changes in interest rates.) At the end of 2000, portfolio duration stood at 5.5 years on a net asset basis, while the duration of gross assets was 3.8 years.

The portfolio, with allocations to residential and commercial credit MBS, continues to maintain good current yield. On June 30, 2001, 13% of total assets were invested in subordinated residential MBS, with credit ratings ranging from AA to BBB. 16% of total assets were in commercial MBS, with credit ratings ranging from AAA to A. Home equity ABS represented 12% of total assets, including AAA and AA rated securities. Total allocations to subordinated residential and commercial MBS were relatively unchanged for the period, while home equity ABS holdings were reduced by approximately one-third.

The Trust's overall credit quality remains very high. On June 30, 2001, 70% of total assets were rated AAA or guaranteed by a government agency, while 89% of total assets were rated AA or higher. On December 31, 2001, 71% of total assets were rated AAA or guaranteed by a government agency, and 85% were rated AA or higher.

Looking ahead, we expect to maintain a fairly short-duration profile. We intend to be patient as we await higher interest rates before extending the portfolio's duration--and even as we do extend it, we will limit the risk exposure to securities with post-2005 maturities. In light of our belief that the real estate market will continue to be strong and there will be a rebound in economic growth, we expect to modestly increase exposure to securities rated below AAA in the second half of 2001.

The Trust's total return based on net asset value ("NAV") for the six-month period ending June 30, 2001, was 5.05%. Total return is based upon the change in NAV of the Trust's shares, and includes reinvestment of dividends. Based on the NYSE closing price of $9.4000 on June 30, 2001, the yield on the Trust was 5.85%.

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------


Conclusion

We appreciate the opportunity to serve your investment needs, and thank you for your continued support. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,



/s/ Andrew M. Carter


ANDREW M. CARTER
Director and Chairman of the Board,
Hyperion 2005 Investment Grade
 Opportunity Term Trust, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.



/s/ Clifford E. Lai

CLIFFORD E. LAI
President,
Hyperion 2005 Investment Grade
 Opportunity Term Trust, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments - (Unaudited)                                                  Principal
June 30, 2001                                       Interest                             Amount                   Value
                                                     Rate             Maturity           (000s)                  (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 53.5%
U.S. Government Agency Collateralized Mortgage Obligations - 48.1%
 Federal Home Loan Mortgage Corporation
   Series 2021, Class PT.....................           6.00%             06/15/22   $       24,140 @  $                 24,259,976
   Series 2050, Class PG.....................           6.25              02/15/23            7,955 @                     8,035,027
   Series 2149, Class TF.....................           6.50              05/15/24           29,565                      29,878,093
   Series 2187, Class QA.....................          10.00+             05/15/29            3,301                       3,311,452
                                                                                                       ----------------------------
                                                                                                                         65,484,548
                                                                                                       ----------------------------
 Federal National Mortgage Association
   Series 2001-14, Class GB..................           6.50              11/25/26           15,485                      15,556,813
                                                                                                       ----------------------------
Total U.S. Government Agency Collateralized Mortgage Obligations
       (Cost - $81,072,083)..................                                                                            81,041,361
                                                                                                       ----------------------------
U.S. Government Agency Pass-Through Certificates - 5.4%
 Federal National Mortgage Association ......           5.25              06/15/06            5,000                       4,932,810
                                                        9.00              02/01/31            4,044                       4,240,190
                                                                                                       ----------------------------
Total U.S. Government Agency Pass-Through Certificates
       (Cost - $9,215,907)...................                                                                             9,173,000
                                                                                                       ----------------------------
Total U.S. Government & Agency Obligations
       (Cost - $90,287,990)..................                                                                            90,214,361
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 23.5%
Housing Related Asset-Backed Securities - 17.6%
 Empire Funding Home Loan Owner
   Series 1999-1, Class M1...................           8.03              05/25/30            3,000                       3,069,444
 Residential Funding Mortgage Securities I
   Series 1999-HI1, Class A4.................           6.51              07/25/16           16,000                      16,297,568
 Saxon Asset Securities Trust
   Series 1999-3, Class MF1..................           7.75              12/25/29           10,000                      10,243,330
                                                                                                       ----------------------------
Total Housing Related Asset-Backed Securities
       (Cost - $28,856,557)..................                                                                            29,610,342
                                                                                                       ----------------------------
Non-Housing Related Asset-Backed securities - 5.9%
 Norse Ltd.
   Series 1A, Class A3*
       (Cost - $10,001,500)..................           6.52              08/13/10           10,000                       9,975,000
                                                                                                       ----------------------------
Total Asset-Backed Securities
       (Cost - $38,858,057)..................                                                                            39,585,342
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES - 5.7%
Texas - 4.7%
 San Antonio Texas, Electricity & Gas
  Revenue Bond, Series B, FGIC...............           0.00(a)           02/01/07           10,000                       7,910,900
                                                                                                       ----------------------------
West Virginia - 1.0%
 West Virginia State Parkways Economic
  Development
   and Tourism Authority Revenue Bond, FGIC..           0.00(a)           05/15/05            1,975                       1,695,577
                                                                                                       ----------------------------
Total Municipal Zero Coupon Securities
       (Cost - $8,928,582)...................                                                                             9,606,477
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments - (Unaudited)                                                  Principal
June 30, 2001                                       Interest                             Amount                   Value
                                                     Rate             Maturity           (000s)                  (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS - 59.2%
Commercial Mortgage Backed Securities - 34.8%
 1301 Avenue of the Americas Trust
   Series 2000-1301, Class B*................           6.85%             08/03/05   $        8,000    $                  8,347,320
 DLJ Mortgage Acceptance Corp.
   Series 1997-CF2, Class CP (IO)............           1.36+             11/15/04          125,000                       5,022,375
   Series 1996-CF1, Class A1B................           7.58              02/12/06            3,000                       3,143,457
                                                                                                       ----------------------------
                                                                                                                          8,165,832
                                                                                                       ----------------------------
 Morgan Stanley Capital I
   Series 1999-INYP, Class A2*...............           6.84              05/03/06           16,000                      16,279,616
 Residential Funding Mortgage Securities I
   Series 1998-S20, Class A22................           6.75              09/25/28           20,460                      20,647,004
 Resolution Trust Corp.
   Series 1992-C8, Class B...................           8.84              12/25/23              294                         295,917
 Trizec Hanh Office Properties Trust
   Series 2001-TZHAC, Class C3...............           6.52              03/15/13            5,000                       4,920,315
                                                                                                       ----------------------------
Total Commercial Mortgage Backed Securities
       (Cost - $58,748,320)..................                                                                            58,656,004
                                                                                                       ----------------------------
Subordinated Collateralized Mortgage Obligations - 24.4%
 Cendant Mortgage Corp.
   Series 2000-8, Class B2...................           7.50              11/25/30            1,681                       1,696,218
   Series 2000-8, Class B3...................           7.50              11/25/30            1,009                         980,352
   Series 2000-9, Class B1...................           7.50              12/26/30            1,868                       1,883,832
                                                                                                       ----------------------------
                                                                                                                          4,560,402
                                                                                                       ----------------------------
 Chase Mortgage Finance Corp.
   Series 1999-S12, Class B2.................           7.25              10/25/29            1,180                       1,123,335
 Citicorp Mortgage Securities
   Series 1998-10, Class B2..................           6.25              11/25/28            2,452                       2,215,284
   Series 1998-4, Class B2...................           6.75              06/25/28            1,325                       1,244,431
   Series 1998-8, Class B2...................           6.75              09/25/28            2,185                       2,042,354
                                                                                                       ----------------------------
                                                                                                                          5,502,069
                                                                                                       ----------------------------
 Citicorp Mortgage Securities, Inc.
   Series 1999-8, Class B2...................           6.25              10/25/29              516                         446,137
 Countrywide Funding Corp.
   Series 1994-5, Class A3A..................           6.50              03/25/09            1,000                       1,005,330
 Countrywide Home Loans
   Series 1998-15, Class B2..................           6.75              10/25/28            2,180                       2,065,029
   Series 1996-1, Class B1...................           7.25              05/25/26            3,593                       3,619,210
   Series 2009-9, Class A1...................           7.50              01/25/31            8,198                       8,272,919
   Series 2000-6, Class B2...................           7.75              12/25/30            2,989                       2,876,993
                                                                                                       ----------------------------
                                                                                                                         16,834,151
                                                                                                       ----------------------------
 GE Capital Mortgage Services, Inc.
   Series 1999-17, Class B2..................           7.00              09/25/29            1,380                       1,307,042
 Norwest Asset Securities Corp.
   Series 1998-5, Class B2...................           6.75              03/25/28            1,302                       1,247,876
   Series 1997-21, Class B2..................           7.00              01/25/28              963                         926,143
                                                                                                       ----------------------------
                                                                                                                          2,174,019
                                                                                                       ----------------------------

-----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments - (Unaudited)                                                  Principal
June 30, 2001                                       Interest                             Amount                   Value
                                                     Rate             Maturity           (000s)                  (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Subordinated Collateralized Mortgage Obligations (continued)
 Wells Fargo Mortgage Backed Securities Trust
   Series 2000-5, Class B1.......................       7.75%             09/25/30   $        5,825    $                  6,011,601
   Series 2000-9, Class B2.......................       7.75              11/25/30            2,018                       2,061,032
                                                                                                       ----------------------------
                                                                                                                          8,072,633
                                                                                                       ----------------------------
Total Subordinated Collateralized Mortgage
  Obligations
       (Cost - $39,291,851)......................                                                                        41,025,118
                                                                                                       ----------------------------
Total Private Collateralized Mortgage
  Obligations
       (Cost - $98,040,171)......................                                                                        99,681,122
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.3%
 Dated 6/29/01, with State Street Corp;
  proceeds:
   $481,120; collateralized by $460,000 FNMA,
   6.875%, due 9/15/10, value: 491,625
       (Cost - $481,000).........................       3.00              07/02/01              481                         481,000
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments - 142.2%
    (Cost - $236,595,800)........................                                                                       239,568,302
Liabilities in Excess of Other Assets - (42.2)%..                                                                       (71,078,256)
                                                                                                       ----------------------------
NET ASSETS - 100.0%..............................                                                                      $168,490,046
                                                                                                       ============================
-----------------------------------------------------------------------------------------------------------------------------------


       *    -   Security exempt from registration under Rule 144A of the
                Securities Act of 1933. These securities may only resold in transactions exempt from registration, normally to qualified institutional buyers.

      (a)   -   Zero Coupon Bonds - Interest rate represents current yield to maturity.

       @    -   Portion or entire principal amount delivered as collateral for reverse repurchase agreements (Note 5).

       +    -   Variable Rate Security - Inverse Floater: Interest Rate is in
                effect as of June 30, 2001.

    FGIC    -   Insured by Financial Guaranty Insurance Company.

    FNMA    -   Federal National Mortgage Association.

      IO    -   Interest Only Security - Interest rate and principal amount are based on the notational amount of the underlying mortgage pools.
---------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Assets and Liabilities - (Unaudited)
June 30, 2001

-----------------------------------------------------------------------------------------------------------------------------------

Assets:
Investments, at value (cost $236,595,800) (Note 2)..............................................    $                239,568,302
Principal paydowns receivable...................................................................                          44,285
Interest receivables............................................................................                       1,677,499
Prepaid expenses and other assets...............................................................                         134,797
Net unrealized appreciation on swap contracts...................................................                         861,757
Receivable on open swap contracts...............................................................                         545,471
                                                                                                    ----------------------------
   Total Assets.................................................................................                     242,832,111
                                                                                                    ----------------------------
Liabilities:
Administration fee payable (Note 3).............................................................                          22,356
Interest payable for reverse repurchase agreements (Note 5).....................................                          41,763
Reverse repurchase agreements (Note 5)..........................................................                      72,444,000
Payable on open swap contracts..................................................................                       1,197,269
Investment advisory fee payable (Note 3)........................................................                          91,977
Accrued expenses and other liabilities..........................................................                          54,578
Due to custodian................................................................................                         490,122
                                                                                                    ----------------------------
   Total Liabilities............................................................................                      74,342,065
                                                                                                    ----------------------------
Net Assets (equivalent to $9.92 per share based on 16,987,573 shares issued and outstanding)....    $                168,490,046
                                                                                                    ============================
Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6).....................................................    $                     16,988
Additional paid-in capital (Note 6).............................................................                     164,973,129
Undistributed net investment income.............................................................                       4,348,939
Accumulated net realized loss...................................................................                      (4,683,269)
Net unrealized appreciation.....................................................................                       3,834,259
                                                                                                    ----------------------------
Net assets applicable to capital stock outstanding..............................................    $                168,490,046
                                                                                                    ============================

---------------

See notes to financial statements.

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
---------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Operations - (Unaudited)
For the Six Months Ended June 30, 2001

---------------------------------------------------------------------------------------------------------------------------------

Investment Income (Note 2):
Interest........................................................................................    $                  7,717,069
                                                                                                    ----------------------------
Expenses:
 Investment advisory fee (Note 3) ..............................................................                         539,464
 Administration fee (Note 3) ...................................................................                         132,738
 Insurance .....................................................................................                          40,674
 Transfer agency ...............................................................................                          13,551
 Director's fees ...............................................................................                          33,478
 Custodian .....................................................................................                          30,426
 Reports to shareholders .......................................................................                          22,390
 Accounting and tax services ...................................................................                          20,540
 Legal .........................................................................................                           8,102
 Miscellaneous .................................................................................                          10,402
 Registration ..................................................................................                          13,954
                                                                                                    ----------------------------
   Total operating expenses.....................................................................                         865,719
 Interest expense on reverse repurchase agreements (Note 5).....................................                       1,894,147
 Interest expense on swaps .....................................................................                         157,203
                                                                                                    ----------------------------
   Total expenses...............................................................................                       2,917,069
                                                                                                    ----------------------------
 Net investment income .........................................................................                       4,800,000
                                                                                                    ----------------------------
Realized and Unrealized Gain on Investments (Note 2):
Net realized gain on investment transactions:                                                                          2,162,655
                                                                                                    ----------------------------
Net change in unrealized appreciation/depreciation on:
 Investments ...................................................................................                          59,575
 Swap contracts ................................................................................                         861,757
                                                                                                    ----------------------------
Net change in unrealized appreciation/depreciation on investments and swap contracts............                         921,332
                                                                                                    ----------------------------
Net realized and unrealized gain on investments and swap contracts..............................                       3,083,987
                                                                                                    ----------------------------
Net increase in net assets resulting from operations............................................    $                  7,883,987
                                                                                                    ============================

---------------

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statements of Changes in Net Assets

                                                                            For the Six Months
                                                                                   Ended
                                                                                June 30, 2001                For the Year Ended
                                                                                 (Unaudited)                 December 31, 2000
------------------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets Resulting from Operations:
 Net investment income ...............................................  $              4,800,000        $              8,742,511
 Net realized gain (loss) on investments and futures transactions ....                 2,162,655                      (1,264,071)
 Net change in unrealized/depreciation on investments
   and swap contracts ................................................                   921,332                      10,366,575
                                                                        ------------------------        ------------------------
 Net increase in net assets resulting from operations ................                 7,883,987                      17,845,015
                                                                        ------------------------        ------------------------
Distributions to Shareholders (Note 2):
 Net investment income ...............................................                (3,963,756)                     (6,907,904)
                                                                        ------------------------        ------------------------
Capital Stock Transactions (Note 6):
 Cost of shares repurchased and retired ..............................                        --                        (391,360)
                                                                        ------------------------        ------------------------
    Total increase in net assets .....................................                 3,920,231                      10,545,751
Net Assets:
 Beginning of period .................................................               164,569,815                     154,024,064
                                                                        ------------------------        ------------------------
 End of period (including undistributed net investment income of
   $4,348,939 and $3,512,695, respectively) ..........................  $            168,490,046        $            164,569,815
                                                                        ========================        ========================

---------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Cash Flows - (Unaudited)
For the Six Months Ended June 30, 2001

-----------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Cash:
Cash flows provided by operating activities:
 Interest received (including net amortization of $187,067).............................     $                  7,342,271
 Interest expense paid .................................................................                       (2,638,682)
 Operating expenses paid ...............................................................                         (381,353)
 Purchases and sales of short-term portfolio investments, net...........................                        1,486,000
 Purchase of long-term portfolio investments ...........................................                     (133,589,972)
 Proceeds from disposition of long-term portfolio investments and principal paydowns....                      135,177,804
                                                                                             ----------------------------
 Net cash provided by operating activities .............................................                        7,396,068
                                                                                             ----------------------------
Cash flows used for financing activities:
 Net cash provided by reverse repurchase agreements.....................................                       (3,947,000)
 Cash dividends paid ...................................................................                       (3,972,058)
                                                                                             ----------------------------
 Net cash used for financing activities ................................................                       (7,919,058)
                                                                                             ----------------------------
Net increase in cash....................................................................                         (522,990)
Cash at beginning of period.............................................................                           32,868
                                                                                             ----------------------------
Cash at end of period...................................................................     $                   (490,122)
                                                                                             ============================
Reconciliation of Net Increase in Net Assets Resulting from
 Operations to Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations....................................     $                  7,883,987
                                                                                             ----------------------------
 Decrease in investments ...............................................................                          735,616
 Decrease in net unrealized appreciation on investments.................................                         (921,332)
 Increase in interest receivable .......................................................                         (187,731)
 Increase in other assets ..............................................................                         (691,773)
 Increase in other liabilities .........................................................                          577,301
                                                                                             ----------------------------
     Total adjustments .................................................................                         (487,919)
                                                                                             ----------------------------
Net cash provided by operating activities...............................................     $                  7,396,068
                                                                                             ============================

---------------

See notes to financial statements.

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Financial Highlights

                                 For the
                                Six Months
                                  Ended                                   For the Year Ended December 31,
                              June 30, 2001    ------------------------------------------------------------------------------------
                               (Unaudited)          2000              1999             1998              1997             1996
-----------------------------------------------------------------------------------------------------------------------------------

Per Share Operating
 Performance:
Net asset value,
 beginning of period .....    $        9.69    $        9.04     $        9.71    $        9.65     $        8.89    $        9.29
                               -------------    -------------     -------------    -------------     -------------    -------------
Net investment income.....             0.28             0.51              0.51             0.56              0.65             0.67
Net realized and
 unrealized gain (loss)
 on
 investment, short sale,
 futures and
 option transactions .....             0.18             0.55             (0.65)            0.03              0.47           (0.45)
                               -------------    -------------     -------------    -------------     -------------    -------------
Net increase (decrease)
 in net asset value
 resulting from
 operations ..............             0.46             1.06             (0.14)            0.59              1.12             0.22
Net effect of shares
 repurchased .............               --              --*              0.01             0.02              0.25             0.01
Dividends from net
 investment income .......            (0.23)           (0.41)            (0.54)           (0.55)            (0.61)           (0.63)
                               -------------    -------------     -------------    -------------     -------------    -------------
Net asset value, end of
 period ..................    $        9.92    $        9.69     $        9.04    $        9.71     $        9.65    $        8.89
                               =============    =============     =============    =============     =============    =============
Market price, end of
 period ..................    $      9.4000    $      8.6875     $      7.9375    $      8.6250     $      8.4375    $      7.5000
                               =============    =============     =============    =============     =============    =============
Total Investment Return +.            11.03%(1)        15.14%            (1.82)%           8.92%            20.69%            6.98%
Ratios to Average Net
 Assets/
 Supplementary Data:
Net assets, end of period
 (000's) .................    $     168,490    $     164,570     $     154,024    $     166,124     $     167,520    $     187,668
Operating expenses........             1.04%            1.08%             1.10%            1.06%             1.05%            1.08%
Interest expense..........             2.47%            3.08%             2.63%            2.45%             2.57%            2.37%
Total expenses............             3.51%            4.16%             3.73%            3.51%             3.62%            3.45%
Net investment income.....             5.78%            5.62%             5.45%            5.78%             6.87%            7.65%
Portfolio turnover rate...               55%(1)           12%               33%              79%               90%             116%

---------------

+ Total investment return is based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.

*   Rounds to less than .01.

(1) Not annualized.
---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements - (Unaudited)
June 30, 2001

-------------------------------------------------------------------------------

1. The Trust

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the "Advisor"). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2005 and thereafter to terminate. The distribution and termination may require shareholder approval.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch IBCA, Inc. or between Aaa and Baa by Moody's Investors Service, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of the issuer.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge the portfolio against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid market.

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements - (Unaudited)
June 30, 2001

--------------------------------------------------------------------------------

Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing covered call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust only will write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Swap agreements: The Fund may invest in swap agreements. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest expense. For the period ended June 30, 2001, such net payments made by the Fund amounted to $157,203. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of June 30, 2001.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements - (Unaudited)
June 30, 2001

--------------------------------------------------------------------------------

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3. Investment Advisory Agreements and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust's average weekly net assets. During the period ended June 30, 2001, the Advisor earned $539,464 in advisory fees from the Trust.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Fund's Custodian. The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor/Administrator and/or the Sub-Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the period ended June 30, 2001 were $66,462,217 and $69,088,400, respectively. Purchases and sales of U.S. Government securities, for the period ended June 30, 2001 were $68,362,133 and $62,828,286, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association.

At June 30, 2001, the cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

                    Aggregate cost ............................   $236,595,800
                                                                  ============
                    Gross unrealized appreciation .............   $  3,517,455
                    Gross unrealized depreciation .............   $   (544,953)
                                                                  ------------
                    Net unrealized appreciation ...............   $  2,972,502
                                                                  ============


5. Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements - (Unaudited)
June 30, 2001

--------------------------------------------------------------------------------

At June 30, 2001, the Trust had the following reverse repurchase agreements outstanding:

     Face Value                                Description                                                    Maturity Amount
--------------------    ------------------------------------------------------------------------------------------------------
$          9,926,000    Morgan Stanley Dean Witter, 3.73%, dated 6/21/01, maturity date 9/24/01.........   $        10,023,702
          14,889,000    Morgan Stanley Dean Witter, 3.84%, dated 6/21/01, maturity date 7/12/01.........            14,922,351
          14,312,000    Morgan Stanley Dean Witter, 3.75%, dated 6/28/01, maturity date 9/24/01.........            14,443,193
           1,956,000    Morgan Stanley Dean Witter, 3.80%, dated 6/26/01, maturity date 7/2/01..........             1,957,239
           7,602,000    Lehman Brothers, 3.82%, dated 6/28/01, maturity date 8/2/01.....................             7,630,233
          23,759,000    Merrill Lynch, 3.88%, dated 6/28/01, maturity date 7/31/01......................            23,843,394
                        Maturity Amount.................................................................    ------------------
                        Market Value of Assets Sold Under Agreements....................................   $        72,820,112
                        Weighted Average Interest Rate..................................................    ------------------
                                                                                                           $        74,071,770
                                                                                                            ------------------
                                                                                                                         3.82%
                                                                                                            ------------------


The average daily balance of reverse repurchase agreements outstanding during the period ended June 30, 2001 was $73,683,235 at a weighted average interest rate of 5.11%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $81,961,224, as of May 15, 2001, which was 31.84% of total assets.

6. Capital Stock

There are 75 million shares of $0.001 par value common stock authorized. Of the 16,987,573 shares outstanding at June 30, 2001 the Advisor owned 10,673 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 30% of the outstanding common stock as of March 1998, or approximately 4.8 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of June 30, 2001, 4,723,100 shares have been repurchased pursuant to this program at a cost of $37,671,129 and an average discount of 13.16% from its net asset value. For the period ended June 30, 2001, no shares were repurchased. For the year ended December 31, 2000, 49,000 shares were repurchased at a cost of $391,360 and an average discount of 12.24% from its net asset value. All shares repurchased have been, or will be, retired.

7. Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no written option or futures contracts activity for the period ended June 30, 2001.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements - (Unaudited)
June 30, 2001

--------------------------------------------------------------------------------

As of June 30, 2001, the following swap agreements were outstanding:

                                Expiration
       Notional Amount             Date                                          Description
   -----------------------    --------------    ------------------------------------------------------------------------------
         $10,000,000             2/05/11        Agreement with Goldman Sachs Capital Markets, LP, dated 2/02/01 to pay semi-
                                                annually the notional amount multiplied by 5.87% and to receive quarterly the notional amount multiplied by 3 month LIBOR...................................

          15,000,000             2/02/11        Agreement with Goldman Sachs Capital Markets, LP, dated 2/02/01 to pay semi-
                                                annually the notional amount multiplied by 6.05% and to receive quarterly the notional amount multiplied by 3 month LIBOR...................................

          12,000,000             2/28/11        Agreement with Goldman Sachs Capital Markets, LP, dated 2/02/01 to pay semi-
                                                annually the notional amount multiplied by 6.04% and to receive quarterly the notional amount multiplied by 3 month LIBOR...................................

          25,000,000             3/26/04        Agreement with Morgan Stanley Capital Services Inc., dated 3/26/01 to pay semi-annually the notional amount multiplied by 4.987% and to receive quarterly the notional amount multiplied by 3 month LIBOR.....................

                              Net Unrealized
                              Appreciation/
       Notional Amount        (Depreciation)
   -----------------------    --------------
         $10,000,000             $294,721

          15,000,000              242,672

          12,000,000              200,100

          25,000,000              124,264
                              --------------
                                 $861,757
                              ==============


8. Subsequent Events

    The Trust's Board of Directors declared the following regular monthly dividend:

                 Dividend      Record     Payable
                 Per Share      Date       Date
                 ----------    -------    -------
                 $0.04583      7/17/01    7/26/01

-------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

-------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Corp. (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

-------------------------------------------------------------------------------

                           PROXY RESULTS (unaudited)

-------------------------------------------------------------------------------

During the six months ended June 30, 2001, The Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. shareholders voted on the following proposals at a shareholders' meeting on May 14, 2001. The description of each proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Shares Voted      Shares Voted
                                                                                                       For        Without Authority
-----------------------------------------------------------------------------------------------------------------------------------
1. To elect to the Trust's Board of Directors:                                 Rodman L. Drake      15,453,809          87,584
                                                                               Andrew M. Carter     15,453,809          87,584

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted      Shares Voted      Shares Voted
                                                                                      For            Against           Abstain
-----------------------------------------------------------------------------------------------------------------------------------
2. To select PricewaterhouseCoopers LLP as the independent accountants:           15,426,722          41,120            73,551

INVESTMENT ADVISOR AND ADMINISTRATOR      TRANSFER AGENT

HYPERION CAPITAL MANAGEMENT, INC.         BOSTON EQUISERVE L.P.
One Liberty Plaza                         Investor Relations Department
165 Broadway, 36th Floor                  P.O. Box 8200
New York, New York 10006-1404             Boston, Massachusetts 02266-8200
For General Information about the Trust:  For Shareholder Services:
(800) HYPERION                            (800) 426-5523

SUB-ADMINISTRATOR                         INDEPENDENT ACCOUNTANTS

STATE STREET CORP.                        PRICEWATERHOUSECOOPERS LLP
225 Franklin Street                       1177 Avenue of the Americas
Boston, Massachusetts 02116               New York, New York 10036

CUSTODIAN AND FUND ACCOUNTING AGENT       LEGAL COUNSEL

STATE STREET CORP.                        SULLIVAN & WORCESTER LLP
225 Franklin Street                       1025 Connecticut Avenue, N.W.
Boston, Massachusetts 02116               Washington, D.C. 20036


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares of beneficial interest in the open market at prevailing market prices.

-------------------------------------------------------------------------------

Officers and Directors

-------------------------------------------------------------------------------


Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Harry E. Petersen, Jr.*
Director

Leo M. Walsh, Jr.*
Director

Garth Marston
Director Emeritus

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

John H. Dolan
Vice President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members

--------------------------

[HYPERION LOGO]

--------------------------

The accompanying Financial Statements as of June 30, 2001 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust Shares.

                   Hyperion 2005 Investment Grade Opportunity
                                Term Trust, Inc.
                               One Liberty Plaza
                            165 Broadway, 36th Floor
                            New York, NY 10006-1404